                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           __________________________



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      DECEMBER 31, 1997
                                                 -----------------------------

                         MEDICAL MANAGER CORPORATION
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


       DELAWARE                      0-29090                   59-3396629
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION                 (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)


  3001 NORTH ROCKY POINT DRIVE EAST, SUITE 100, TAMPA, FLORIDA         33607
--------------------------------------------------------------------------------
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE     (813) 287-2990
                                                   -----------------------------

                                     N/A
--------------------------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS; IF CHANGED SINCE LAST REPORT)

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

         Medical Manager Corporation (the "Company") consummated the acquisition of substantially all of the assets of Companion Technologies of Florida, Inc., a South Carolina corporation ("CTF"), and all of the outstanding common stock of Companion Technologies Corporation of Texas, a South Carolina corporation, ("CTT" and together with CTF, the "Acquired Companies"), both wholly-owned subsidiaries of Companion Technologies Corporation ("CTC"), a wholly-owned subsidiary of Blue Cross Blue Shield of South Carolina, Inc., on December 31, 1997. The purchase price for the assets acquired from CTF was $1,025,000 in cash, the assumption and payment of CTF's $1,400,000 liability to CTC, and additional cash payments of $3,075,000 to be paid in various installments over a two year period. The purchase price for the common stock of CTT was $975,000 in cash, 14,044 shares of the Company's Common Stock, and additional cash payments of $2,925,000 to be paid in various installments over a two year period. The cash component of each purchase price was paid out of the net proceeds of the Company's initial public offering. Each of the acquisitions was accounted for as a purchase transaction for financial accounting purposes. The acquired assets consist primarily of accounts receivable, inventories, machinery, equipment, furniture and fixtures, cash, and all of the interests, rights and benefits accruing to the Acquired Companies under any sales orders, sales contracts, supply contracts, service agreements, and purchase orders. In connection with the acquisitions, the Company also assumed selected liabilities of the Acquired Companies, consisting primarily of accounts payable, accrued payroll, and service agreements.

         Prior to the acquisition, CTC was a distributor of a private label version of the Company's software, and CTC's various subsidiaries were resellers of The Medical Manager(R) software. In connection with the acquisition, CTC entered into an Authorized Reseller Agreement with Medical Manager Sales & Marketing, Inc., a wholly-owned subsidiary of the Company, thereby becoming an authorized reseller of The Medical Manager software focusing on South Carolina and other markets in the eastern United States.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                 (a)      Financial Statements of Business Acquired.

                          The required financial information will be filed by amendment to this Form 8-K not later than March 16, 1998.

                 (b)      Pro Forma Financial Information.

                          The required pro forma financial information will be filed by amendment to this Form 8-K not later than March 16, 1998.

                 (c)      Exhibits.

                 Exhibit
                    No.                            Description
                    ---                            -----------
                   2.1            Asset Purchase Agreement dated as of
                                  December 31, 1997, by and among
                                  Medical Manager Corporation, Blue Cross
                                  And Blue Shield of South Carolina,
                                  Companion Technologies Corporation, and
                                  Companion Technologies of Florida, Inc.

                   2.2            Stock Purchase Agreement dated as of
                                  December 31, 1997 by and among
                                  Medical Manager Corporation, Blue Cross
                                  And Blue Shield of South Carolina,
                                  Companion Technologies Corporation, and
                                  Companion Technologies Corporation of Texas.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 15, 1998                        MEDICAL MANAGER CORPORATION



                                        By:      /s/ LEE ROBBINS
                                           -------------------------
                                                 Lee A. Robbins
                                               Vice President and
                                             Chief Financial Officer